                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 20, 1999
                                                         -----------------

                         First Alliance Mortgage Company
                                  on behalf of
                    First Alliance Mortgage Loan Trust 1999-1
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                   333-44585-06                52-2154824
----------------------------         ------------             ------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



                        c/o Norwest Bank Minnesota, N.A.
                                   as Trustee
                        Sixth Street and Marquette Avenue
                              Minneapolis, MN 55479
                              ---------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 667-1234




                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            Information relating to the distributions to Certificateholders for the December 1999 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1999-1, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999 between First Alliance Mortgage Company as Servicer, and Norwest Bank, as trustee.


Item 7.     Exhibit.

            Monthly Report for the December 1999 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1999-1, Class A issued by the First Alliance Mortgage Loan Trust 1999-1.

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1999-1
================================================================================

                 DISTRIBUTION:             20-Dec-99



====================================================================================================================================
                 ORIGINAL            BEGINNING                                                                        ENDING
CLASS              NOTE                NOTE             PRINCIPAL           INTEREST              TOTAL             CERTIFICATE
                  BALANCE             BALANCE         DISTRIBUTION        DISTRIBUTION        DISTRIBUTION            BALANCE
------------------------------------------------------------------------------------------------------------------------------------

A-1            85,000,000.00     72,111,625.48        2,418,663.25          401,421.38        2,820,084.63        69,692,962.23

A-2            30,000,000.00     23,956,106.11          696,585.32          110,164.82          806,750.14        23,259,520.79

 R                      0.00              0.00                0.00                0.00                0.00                 0.00

 OC                 1,002.27      1,674,056.30                0.00                0.00                0.00         1,882,699.61

====================================================================================================================================
TOTALS        115,001,002.27     97,741,787.89        3,115,248.57          511,586.20        3,626,834.77        94,835,182.63
====================================================================================================================================



                                             Principal Distribution Factors Statement

====================================================================================================================================
        ORIGINAL      BEGINNING    SCHEDULED   UNSCHEDULED                         ENDING       ENDING     TOTAL          TOTAL
CLASS     FACE       CERTIFICATE   PRINCIPAL    PRINCIPAL             REALIZED   CERTIFICATE CERTIFICATE  PRINCIPAL     PRINCIPAL
        BALANCE       BALANCE    DISTRIBUTION DISTRIBUTION ACCERTION  LOSS (3)     BALANCE    PERCENTAGE  REDUCTION   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

A-1  85,000,000.00 848.37206447   0.00000000 28.45486176  0.00000000 0.00000000 819.91720271    0.81991720 28.45486176 28.45486176

A-2  30,000,000.00 798.53687033   0.00000000 23.21951067  0.00000000 0.00000000 775.31735967    0.77531736 23.21951067 23.21951067

 R            0.00   0.00000000   0.00000000  0.00000000  0.00000000 0.00000000   0.00000000    0.00000000  0.00000000  0.00000000

 OC       1,002.27   0.00000000   0.00000000  0.00000000  0.00000000 0.00000000   0.00000000 1878.43556128  0.00000000  0.00000000

====================================================================================================================================


                                           Interest Distribution Factors Statement

====================================================================================================================================

                                                          PAYMENT OF
         ORIGINAL      CURRENT      BEGINNING   CURRENT     UNPAID    CURRENT  NON-SUPPORTED              ENDING          TOTAL
CLASS     FACE       CERTIFICATE  CERTIFICATE/  ACCRUED   INTEREST    INTEREST   INTEREST    REALIZED   CERTIFICATE/     INTEREST
         BALANCE        RATE      NOTIONAL BAL. INTEREST  SHORTFALL  SHORTFALL   SHORTFALL    LOSSES    NOTIONAL BAL   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

A-1   85,000,000.00   6.68000%  848.37206447   4.72260447 0.00000000 0.00000000  0.00000000 0.00000000  819.91720271    4.72260447

A-2   30,000,000.00   5.91250%  798.53687033   3.67216067 0.00000000 0.00000000  0.00000000 0.00000000  775.31735967    3.67216067

 R             0.00   0.00000%    0.00000000   0.00000000 0.00000000 0.00000000  0.00000000 0.00000000    0.00000000    0.00000000

 OC        1,002.27   0.00000%    0.00000000   0.00000000 0.00000000 0.00000000  0.00000000 0.00000000    0.00000000    0.00000000

====================================================================================================================================


--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1999-1
================================================================================


                                                        DELINQUENCY STATUS

                                                                                       Percentage Delinquent
                                                                                             Based On
                                            Current            Unpaid
                                             Number           Principal           Number of          Unpaid Balance
     Group                                 of Loans            Balance              Loans
                 ----------------------------------------------------------------------------------------------------
       I         ----------------------------------------------------------------------------------------------------
                 30 Days                         15        1,263,345.70             1.742%              1.780%
                 60 Days                          7          732,873.62             0.813%              1.033%
                 90+ Days                        14        1,091,275.04             1.626%              1.538%
                 Foreclosure                     16        1,359,027.20             1.858%              1.915%
                 Bankruptcy                       9          690,799.78             1.045%              0.973%
                 REO                              0                0.00             0.000%              0.000%
                 ----------------------------------------------------------------------------------------------------
                 Totals                          61        5,137,321.34             7.084%              7.239%
                 ----------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------
       II        30 Days                          7          735,612.60             3.256%              3.082%
                 60 Days                          3          289,746.23             1.395%              1.214%
                 90+ Days                         6          718,303.52             2.791%              3.010%
                 Foreclosure                      7          773,493.20             3.256%              3.241%
                 Bankruptcy                       1          153,279.87             0.465%              0.642%
                 REO                              0                0.00             0.000%              0.000%
                 ----------------------------------------------------------------------------------------------------
                 Totals                          24        2,670,435.42            11.163%             11.189%
                 ----------------------------------------------------------------------------------------------------


Current Period Realized Loss                                               0.00

Cumulative Realized Losses                                              7675.41

Current Period Class A Insufficient Funds                                  0.00

Principal Balance of Contaminated Properties                               0.00

Periodic Advance                                                           0.00



Group                                         1                      2
                                    ----------------------  --------------------

Subordinate Amount                           1,275,000.00            607,699.61
Subordinate Reduction Amount                            -                     -
Required Subordinate Amount                  1,275,000.00            975,000.00
Subordinate Increase Amount                     64,502.20            511,441.50
Extra Principal Distribution Amount             64,502.20             68,474.71
Excess Cash Amount                             140,168.68             68,474.71





                 ---------------------------------------------------------------
                                     COLLATERAL STATEMENT
                 ---------------------------------------------------------------

                 Beginning Scheduled Collateral Balance          97,741,787.89
                 Ending Scheduled Collateral Balance             94,835,182.63
                 Scheduled Principal Group I                         75,181.95
                 Scheduled Principal Group II                        17,812.83
                 Unscheduled Principal Group I                    2,278,979.10
                 Unscheduled Principal Group II                     534,631.38
                 ---------------------------------------------------------------

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First Alliance Mortgage Loan Trust 1999-1
                                       -----------------------------------------
                                                      (Registrant)

                                 By:       First Alliance Mortgage Company
                                       -----------------------------------------
                                                      (Servicer)

Date:  December 30, 1999         By:    /s/ Francisco Nebot
       -----------------               -----------------------------------------


                                 Name:       Francisco Nebot
                                       -----------------------------------------

                                               Executive Vice President
                                 Title:       and Chief Financial Officer
                                       -----------------------------------------